Exhibit 9


                             JOINT FILING AGREEMENT

                  This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any amendments thereto with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $.01 per share, of iXL Enterprises, Inc. is being filed on behalf of each of the undersigned in accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  June 17, 1999



                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By: /s/ Victor F. Guaglianone
                                        ---------------------------------------
                                        Victor F. Guaglianone, Vice President



                                    GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                    By: /s/ Paul J. Licursi *
                                        ---------------------------------------
                                        Paul J. Licursi, Attorney-in-Fact



                                    GENERAL ELECTRIC COMPANY

                                    By: /s/ Paul J. Licursi *
                                        ---------------------------------------
                                        Paul J. Licursi, Attorney-in-Fact




* Powers of attorney, each dated as of April 30, 1998, by General Electric Capital Services, Inc. and General Electric Company, respectively, are hereby incorporated by reference to Schedule 13D for Telescan, Inc., filed January 25, 1999 by GE Capital Equity Investments, Inc.

                                    GE CAPITAL EQUITY INVESTMENTS, INC.

                                    By: /s/ Paul J. Licursi
                                        ---------------------------------------
                                        Paul J. Licursi, Vice President



                                    GENERAL ELECTRIC CAPITAL ASSURANCE COMPANY

                                    By: /s/ Leon E. Roday
                                        ---------------------------------------
                                        Leon E. Roday, Executive Vice President
                                         and General Counsel



                                    GENERAL ELECTRIC PENSION TRUST

                                    By: General Electric Investment Corporation,
                                        its Investment Manager

                                    By: /s/ Michael M. Pastore
                                        ---------------------------------------
                                        Michael M. Pastore, Vice President



                                    GENERAL ELECTRIC INVESTMENT CORPORATION

                                    By: /s/ Michael M. Pastore
                                        ---------------------------------------
                                        Michael M. Pastore, Vice President

                                    GNA CORPORATION

                                    By: /s/ Leon E. Roday
                                        ---------------------------------------
                                        Leon E. Roday, Executive Vice President,
                                        General Counsel and Secretary



                                    GE FINANCIAL ASSURANCE HOLDINGS, INC.

                                    By: /s/ Leon E. Roday
                                        ---------------------------------------
                                        Leon E. Roday, Executive Vice President,
                                        General Counsel and Secretary







                                       3